AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
March 2013

For the month of March 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of    -0.07% and a net return of -0.10%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.08% for the month.

March gross relative performance: -0.15%

Performance for periods ended March 31, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(0.02%)	4.35%	5.77%	6.02%	5.44%
HIT Total Net Rate of Return	(0.13%)	3.92%	5.31%	5.56%	5.01%
Barclays Capital Aggregate Bond Index	(0.12%)	3.77%	5.52%	5.47%	5.02%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays aggregate with excess returns to Treasuries of -12 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.7% of the index as of March 31, 2013.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 0, -5, -25, and -1 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 91% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of March.

Negative contributions to the HIT’s performance included:

●
Weak performance from the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries expanded.  Spreads for Ginnie Mae multifamily MBS widened the most relative to other multifamily securities, with permanent loan certificate and construction/permanent loan certificate spreads widening by 27 and 44 bps, respectively. Spreads on Fannie Mae multifamily DUS securities increased less.  The 10/9.5 structure widened by 8 bps and shorter duration 5/4.5s widened by approximately 3 bps.

AFL-CIO HOUSING INVESTMENT TRUST                                                             March 2013 Performance Commentary

●
The portfolio’s overweight to spread-based assets as swap spreads widened across the maturity curve.  Two-year, 5-year, and 10-year spreads widened 2.5, 3, and 7 bps, respectively. Moreover, the HIT’s underweight to Treasuries hurt relative performance as Treasuries were the second best performing major sector in the Barclays Aggregate.  As of the end of March, the portfolio held 8.4% Treasuries compared to 36.5% in the index.

March 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.10%	0	5.32
Agencies	+0.06%	-4	3.91
Single family agency MBS (RMBS)	+0.12%	0	4.04
Corporates	+0.02%	-12	7.10
Commercial MBS (CMBS)	+0.29%	+19	3.17
Asset-backed securities (ABS)	-0.01%	-9	2.96
       Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	2/28/12	3/31/13	Change
1 Month	0.068%	0.028%	-0.041%
3 Month	0.104%	0.074%	-0.030%
6 Month	0.124%	0.104%	-0.020%
1 Year	0.155%	0.124%	-0.030%
2 Year	0.236%	0.244%	0.008%
3 Year	0.344%	0.350%	0.005%
5 Year	0.762%	0.765%	0.003%
7 Year	1.251%	1.213%	-0.038%
10 Year	1.876%	1.850%	-0.027%
30 Year	3.086%	3.103%	0.017%
             Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.